UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2009

LYRIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10875	01-0579490
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Foulk Road, Suite 205Q Wilmington, DE		19803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 691-6189

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

1.	Options Repricing

This Amendment No. 1 to Current Report on Form 8-K (the “Amendment”) amends the Current Report on Form 8-K filed by Lyris, Inc. (the “Company”) on July 14, 2009 (the “Original 8-K”). Due to a clerical error, the Original 8-K contained the incorrect number of Replacement Options (as defined in the Original 8-K) for Sean Ryan. Set forth below is the correct number of Replacement Options for Sean Ryan. This Amendment does not amend the Original 8-K in any way other than with respect to the information set forth below.

Named Executive Officer	Number of Replacement Options
Sean Ryan	650,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYRIS, INC.

Date: July 15, 2009	By:	/s/ Luis A. Rivera
Luis A. Rivera
Chief Executive Officer